October 23, 2025 Third Quarter 2025 BWFG Investor Presentation

Forward Looking Statement Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “intend,” "target,” “outlook,” “project,” “guidance,” “forecast,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP Measures: This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation. 2 2

Third Quarter 2025 Highlights 3 1.24% Return on Average Assets; +10 bp growth to LQ 1.70% PPNR1 Return on Average Assets; + 27 bp growth to LQ 0.56% NPAs / Total Assets ratio; NPA balance down 28% to LQ on collection of $5 million SBA-guaranteed balances & $2 million sale of non-performing loan Non-interest income growth of $0.5 million to LQ driven by $1.4 million gains realized on SBA Loan sales 3.34% reported Net Interest Margin, +24 bps LQ expansion on improved funding profile and expanded loan yields Average low cost deposits increased $20 million to LQ; Total deposit cost of 3.30%, down 10 bp to LQ $49 million loan growth on $220 million of funded originations 1 Pre Provision Net Revenue (“PPNR”) is a non-GAAP metric. See BWFG’s 3Q25 Earnings Release, “Non-GAAP Financial Measures” section for additional detail

Third Quarter Financial Summary

EPS

- Fully diluted EPS of $1.27, up 10% versus LQ; driven by improving net interest margin and increased non-interest income

PPNR

- PPNR[1] of $13.9 million, or $1.77 per share, increased 21% LQ
- Net interest income of $26.0 million benefitted from 10 bps LQ deposit cost reduction and 13 basis point LQ expansion on loan yields
- Non-interest income rose 24% LQ driven by $1.4 million of SBA sales gains in the quarter

Loans

- Loan balances increased $49 million LQ, on ~$220 million funded originations, including $22 million SBA loans
- Provision of $0.4 million, with 1 basis point of net recoveries
- "Special Mention" loans reduced $30 million to LQ on Residential Care upgrades

Deposits

- Deposit costs of 3.30% improved 10 bps LQ; September 2025 'exit' rate of 3.25%
- $20 million growth in low cost average deposits to LQ; $64 million year-to-date
- Reduced brokered deposits $15 million to LQ; $96 million reduction year-to-date
- Loan to deposit ratio remains stable at 98.1%

Capital

- Tangible book value of $36.84, up $1.19 versus LQ and up $3.08 versus PYQ
- Consolidated CET1 ratio of 10.39%[2]; Bank Total Capital ratio of 13.47%[2]

Bankwell

[1] Pre Provision Net Revenue ("PPNR") is a non-GAAP metric. See BWFG's 3Q25 Earnings Release, "Non-GAAP Financial Measures" section for additional detail

[2] Estimates, pending FRY9C & FDIC call report filings.

4

Third Quarter 2025 Results 5 Bankwell Financial Group, Inc. ($ in millions, except per share data) Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 Q2 2024 Q1 2024 Q4 2023 Q3 2023 Net Interest Income $ 26.0 $ 23.9 $ 22.1 $ 20.2 $ 20.7 $ 21.2 $ 21.1 $ 22.2 $ 22.7 Provision (Credit) for Credit Losses 0.4 (0.4) 0.5 4.5 6.3 8.2 3.7 (1.0) (1.6) Total Noninterest Income 2.5 2.0 1.5 1.0 1.2 0.7 0.9 1.1 0.8 Total Revenue 28.5 25.9 23.6 21.2 21.9 21.9 22.1 23.4 23.5 Total Noninterest Expenses 14.6 14.5 14.1 12.6 12.9 12.2 13.3 12.9 12.2 Income before Taxes 13.5 11.8 9.0 4.1 2.7 1.5 5.1 11.5 12.9 Net Income 10.1 9.1 6.9 3.0 1.9 1.1 3.8 8.5 9.8 Diluted Earnings Per Share 1.27 1.15 0.87 0.37 0.24 0.14 0.48 1.09 1.25 Total Assets 3,244.0 3,236.6 3,183.9 3,268.6 3,161.1 3,141.7 3,155.3 3,215.5 3,249.8 Gross Loans Receivable (ex. HFS) 2,714.0 2,665.0 2,641.0 2,702.0 2,619.3 2,652.8 2,674.7 2,713.2 2,764.5 Allowance for Credit Losses on Loans & Leases (30.0) (29.3) (29.5) (29.0) (27.8) (36.1) (28.0) (27.9) (29.3) All Other Assets 559.9 600.9 572.4 595.5 569.5 525.0 508.6 530.2 514.5 Total Liabilities 2,951.2 2,953.3 2,908.7 2,998.0 2,893.2 2,874.7 2,887.2 2,949.7 2,991.9 Total Deposits 2,757.4 2,759.3 2,750.4 2,787.6 2,688.2 2,662.4 2,673.5 2,736.8 2,768.6 Borrowings 144.6 144.6 109.5 159.5 159.4 159.3 159.3 159.2 159.1 Other Liabilities 49.1 49.4 48.7 50.9 45.6 53.0 54.5 53.8 64.1 Total Shareholders’ Equity 292.8 283.3 275.2 270.5 267.9 267.0 268.0 265.8 257.9 Net Interest Margin 3.34% 3.10% 2.81% 2.60% 2.72% 2.75% 2.71% 2.81% 2.85% PPNR ROAA1 1.70% 1.43% 1.18% 1.05% 1.13% 1.22% 1.10% 1.27% 1.37% Effective Tax Rate 25% 23% 23% 27% 29% 24% 26% 26% 24% Noninterest Expense to Average Assets 1.80% 1.83% 1.76% 1.56% 1.62% 1.55% 1.66% 1.56% 1.48% 1 Pre Provision Net Revenue (“PPNR”) is a non-GAAP metric. See BWFG’s 3Q25 Earnings Release, “Non-GAAP Financial Measures” section for additional detail

Maintaining Our Strong Balance Sheet 6 Unencumbered Securities Unencumbered Cash Borrowing Capacity1 1 Bank lines, including FHLB & FRB 2 Estimates, pending FRY9C & FDIC call report filings • $2,053 million total insured deposits includes: ‒ $1,975 million FDIC-insured deposits ‒ $78 million deposits secured by FHLB LOCs (municipal deposits) • 12.1% Primary Liquidity on balance sheet • Stable insured deposit base • 8.95% TCE ratio • Additional 3Q25 ratios: ‒ 344% CRE Concentration Ratio ‒ 46% Construction Concentration Ratio • Approximately 205,000 shares remaining available for repurchase under current plan Abundant Excess Liquidity Building Excess Capital Minimum + buffer Well Above Capital Minimums 2 Dollars in millions $1,078 $291 $100 $1,469 $704 Liquidity Uninsured Deposits 2.1X Liquidity Coverage 12.38% 13.47% 10.70%10.39% 13.98% 8.99% CET1 / RWA TRBC / RWA Leverage Bank Consolidated

Strong Loan Originations 7 • Funded originations through the third quarter 2025 exceed the prior two years’ total originations • September 30th , 2025 ending loan balance of $2,718 up $12 million from year-end 2024 • Payoffs remained elevated in the third quarter and are projected to be elevated throughout the remainder of the year $222 $176 $518 $69 $152$291 $328 2023 2024 2025 New Originations Funding 4Q 1Q-3Q Payoffs $240 $308 $498 Dollars in millions

$2,268 $2,329 $2,360 $2,266 $2,237 $400 $413 $434 $458 $477 $2,668 $2,742 $2,793 $2,724 $2,714 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% $200 $700 $1,200 $1,700 $2,200 $2,700 3Q24 4Q24 1Q25 2Q25 3Q25 Quarterly Averages Interest Bearing Deposits Low Cost Deposits • Average low cost deposits grew 4% sequentially and achieved 19% growth compared to the same quarter last year • Since 3Q24, Bankwell has retired $175 million in brokered deposits and lowered deposit costs by 51 basis points Favorable Deposit Trends Dollars in millions 8 Low cost deposits include non-interest bearing deposits as well as NOW accounts with rates 50 basis points or lower

Deposit Pricing Performance Recent Deposit Betas NIM Total Deposit Cost IB Deposit Cost Funding Cost & NIM Trends 4.30% 4.21% 4.08% 3.90% 3.84%3.81% 3.72% 3.60% 3.40% 3.30% 2.72% 2.60% 2.81% 3.10% 3.34% -0.10% 0.40% 0.90% 1.40% 1.90% 2.40% 2.90% 3.40% 3Q24 4Q24 1Q25 2Q25 3Q25 9 73% 49% 65% 55% Rising Rate 4Q21-3Q24 Falling Rate 3Q24-3Q25 Interest Bearing Deposits Total Deposits • 3Q25 Total Deposit cost of 3.30% down 10 basis points from prior quarter’s 3.40% • Deposit costs fell due to a 76 basis point favorable repricing of $1 billion in time deposits, year to date; no impact from recent rate cut by Fed • Bankwell’s response the Fed’s 25 basis point rate cut in September: ‒ 25 basis point reduction to time rates ‒ Average 25 basis point reduction to ~$0.5 billion interest-bearing non-maturity deposits; ~60% effective Oct 1st • September 2025 deposit ‘exit rate’ of 3.25%

Balance Sheet Repricing 10 Maturity Quarter Balance Maturity Rate Current Rate V 4Q25 $333 4.20% 3.96% -0.24% 1Q26 $352 4.19% 3.93% -0.26% 2Q26 $342 4.16% 3.84% -0.32% 3Q26 $224 4.16% 3.89% -0.27% Total $1,250 4.18% 3.91% -0.27% Dollars in millions Time Deposit Maturities Deposits • Year-to-date, repriced ~$1.0 billion of time deposits ~76 basis points lower; annualized benefit of ~$7.6 million • $1.25 billion time deposits maturing in the next 12 months; current pricing indicates ~27 basis point favorability; annualized benefit of ~$3.4 million, or ~11 basis points of NIM • ~$1.0 billion interest bearing non-maturity deposits Loans • Year-to-date, new loan rates average 7.86% on ~$0.5 billion funded1 , replacing ~$0.6 billion runoff at average rate of ~6.50% • $0.8 billion loans indexed to Prime rate; additional $0.2 billion to reprice in the next 12 months • ~$0.5 billion fixed-rate loans maturing at an average rate of ~6.40% in the next 12 months Fixed 58% ≤ 3 Months 35% 3 - 12 months 2% > 12 Months 5% Loan Repricing Time Horizon 1 New loan rates and balances are the ‘spot’ values as of September 30th, 2025

Managing CRE Concentration Lower Dollars in millions 11 $1,046 $1,224 $1,228 $1,175 $1,123 $310 $697 $720 $724 $775$351 $522 $501 $516 $554 $98 $155 $183 $174 $171 $89 $77 $87 $118 $96 $1,895 $2,675 $2,719 $2,706 $2,718 454% 425% 397% 375% 344% 300% 320% 340% 360% 380% 400% 420% 440% 460% 480% - 500 1,000 1,500 2,000 2,500 4Q21 4Q22 4Q23 4Q24 3Q25 CRE Investor CRE Owner Occupied C&I Construction Residential / Other CRE Concentration

$27.8 $29.0 $29.5 $29.3 $30.0 1.06% 1.07% 1.11% 1.10% 1.10% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $10 $15 $20 $25 $30 3Q24 4Q24 1Q25 2Q25 3Q25 Allowance for Credit Losses (ACL) Allowance for credit losses ACL / Loans Dollars in millions $14.8 $3.0 $0.1 ($0.1) ($0.3) 3Q24 4Q24 1Q25 2Q25 3Q25 Net Charge Offs (Recoveries) 3Q24 4Q24 1Q25 2Q25 3Q25 Risk Rating Balance % Balance % Balance % Balance % Balance % 1-5 “Pass” $2,458 93.7% $2,557 94.5% $2,453 92.8% $2,523 94.5% $2,609 96.0% 6 “Special Mention” $97 3.7% $93 3.4% $163 6.2% $120 4.5% $901 3.3% 7 “Substandard” $67 2.5% $54 2.0% $27 1.0% $26 1.0% $19 0.7% 8 “Doubtful” $1 0.1% $1 0.1% $1 0.1% $0 0.0% $0 0.0% Total Gross Loans $2,623 $2,706 $2,645 $2,669 $2,718 Non-performing Loans $65.5 $53.3 $26.4 $23.9 $17.0 % of Total Loans 2.50% 1.97% 1.00% 0.89% 0.62% Non-performing Assets $65.5 $61.6 $26.4 $25.2 $18.2 % of Total Assets 2.07% 1.88% 0.83% 0.78% 0.56% 1 99.9% of Risk Rated 6 loans are current on payments, 97.7% are guaranteed by ultra-high net worth sponsors. 12 Credit Trends

Loan Segment Balance % Total Assets Commentary Loan 1 CRE – Retail $8.7 0.27% • Suburban retail loan in Westchester County, NY modified during COVID • $4.5 million charged off, life-to-date Loan 2 CRE – Office $5.4 0.17% • Class A suburban NJ office park • Bankwell 17% participant in $84 million multi-bank club deal • Litigation ongoing; receiver in place • $8.2 million charge off, life-to-date OREO 1 -- $1.3 0.04% • Previously non-performing loan; Bank took ownership of property in 2Q25 SBA guaranteed balances $0.4 0.01% All other non-performing assets $2.4 0.08% Total Non-performing assets $18.2 0.56% All non-performing loans individually evaluated for impairment Balances charged off or specifically reserved, as appropriate 13 Non-Performing Asset Update • NPA balance of $18.2 million down 28% compared to prior quarter; represents 56 basis points of total assets as of September 30th, 2025 • Activity during the third quarter included the collection of $5.0 million of SBA-guaranteed balances and the sale of $1.6 million non-performing loan, yielding a $0.3 million recovery • Remaining balance as of September 30th, 2025 comprised of: Dollars in millions

Efficiency Gains Supported by Diversified Revenue Streams 14 58.8% 56.4% 59.9% 56.1% 51.4% 5.29% 4.56% 6.38% 7.76% 8.76% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 3Q24 4Q24 1Q25 2Q25 3Q25 Quarterly Trends Efficiency ratio Fee Income / Total Revenue • Revenue growth outpacing expense trends, generating positive operating leverage • Strategic investments in revenue generating efforts contributing to favorable efficiency ratio trend in 2025

Questions? 15

Appendix 16

Total Loan Portfolio = $2,718 million • Favorable long-term trends in Investor CRE: Residential 1.2% C&I 20.4% CRE Owner Occupied 28.5% CRE Investor 41.3% Commercial Const. 6.3% Other 2.3% 55.2% 45.8% 45.2% 43.4% 41.3% 34.9% 45.5% 44.9% 45.8% 48.9% 4Q21 4Q22 4Q23 4Q24 3Q25 Loan Portfolio Composition 17 Dollars in millions CRE Investor C&I and O/O CRE

Favorable Loan Yield Growth Loan portfolio yields increased 224 bps since 2021 1 September 2025 Yield2 by Vintage 1 Weighted average yield based on active loans as of each date, an “exit" rate 2 Weighted average yield based on active loans as of 9-30-2025, an “exit" rate 79% of balances are 2021-2025 vintages Year Maturity Rate Reset Total Weighted Yield % Total Loans 2025 $377 $21 $398 6.51% 15% 2026 $248 $52 $300 5.10% 11% 2027 $345 $34 $379 5.22% 14% 2028+ $603 $89 $692 5.89% 25% Total $1,573 $196 $1,769 5.75% 65% Loan Maturities & Contractual Repricing Excluding floating rate loans Dollars in millions 18 $1,895 $2,675 $2,719 $2,706 $2,718 4.30% 5.56% 5.99% 6.09% 6.54% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4Q21 4Q22 4Q23 4Q24 Sep-25 Loan Balance Portfolio Loan Yield 5.44% Pre 2021 5.26% 2021 6.36% 2022 7.46% 2023 7.47% 2024 7.86% 2025

CRE Loan Portfolio1 Total CRE Portfolio = $1,898 million By Property Type • 59% Non-Owner Occupied • 62% weighted average LTV2 • 72% of loan balances have recourse Property Type Investor Owner Occupied Total Residential Care $30 $241 $271 Retail $84 $3 $87 Office $74 $13 $87 Multifamily $58 -- $58 All Other $125 $9 $134 Total $371 $266 $637 Loans Maturing or Repricing in 2025 - 20263 Excluding floating rate loans Dollars in millions 1 Includes Owner Occupied CRE, does not include Construction 2 LTVs based on original LTV values, at origination 3 Loans subject to repricing generally have a floor of not less than the original rate 19 Residential Care 39% Retail 17%MultiFamily 14% Office 8% Industrial Warehouse 7% Mixed Use 6% Medical Office 4% Other 3% Special Use 2%

Select CRE Sectors[1]

Dollars in millions

CRE Office : $144 million exposure 5% of total loan portfolio

- 43 loans with $3.4 million average balance
- $105 million have personal recourse to high-net-worth guarantors; $39 million have no recourse:
  - $21 million owner occupied
  - $16 million (2 loans) state GSAs
- Loans maturing or have a rate reset as follows:

Year	Balance	Count
2025	$62	10
2026	$25	6
2027	$27	7
2028+	$30	20
Total	$144	43

Geography



FL
$2.2
CT - Fairfield
County
$38.5
CT - All Other
$3.5
GA
$12.5
NY -
Westchester
County
$10.1
MS
$17.5
NY - Brooklyn
$3.0
NJ
$29.1
TX
$28.2

58% located in Bankwell's primary market

Out of primary market loans are generally either GSA-leased, credit tenants, or owner-occupied

CRE Multifamily : $264 million exposure 10% of total loan portfolio

- 89 loans with $3.0 million average balance
- 19% in New York City, remaining 81% in surrounding "Tri-State" & PA

NYC Multifamily	Loan Count	Balance	%
Brooklyn	5	$39.1	78.3%
Manhattan	2	$5.9	11.9%
Queens	1	$4.9	9.8%
Total	8	$49.9	100%

- $16 million has either rent control or rent stabilized units (0.6% of total loan portfolio); $9 million guaranteed by sponsor with $1+ billion net worth and $0.5+ billion liquidity

Geography



NJ
$7.0
CT - Fairfield
County
$51.1
PA
$20.6
NY - Rockland
County
$22.6
CT - New
Haven County
$91.3
NY - NYC
$49.9
CT - All Other
$21.8

[1]Includes Owner Occupied CRE

Bankwell

20

• 100% of C&I portfolio has recourse • 95% of Healthcare loans have recourse − Primarily consists of working capital lines secured by government accounts receivable • Insurance lending primarily to brokers of home and auto insurance 1 Does not Include Owner Occupied CRE C&I Loan Portfolio1 By Industry Type Total Portfolio = $553 million 21 Health Care & Social Assistance 37% Insurance (Primarily Brokers) 22% Finance 15% Real Estate and Rental/Leasing 8% Other 7% Admin & Support, Waste Mgmt, Remediation Svcs 5% Retail Trade 2% Manufacturing 2% Arts, Entertainment & Recreation 2%

$922 million combined Healthcare portfolio • Consists primarily of skilled nursing facilities located across the US • Healthcare lending team has more than 15 years of industry experience • High touch service model attracts desirable ultra-high net worth Healthcare borrowers • 100% of Skilled Nursing Lending has recourse • Focused on originating Healthcare loans in the most desirable states with: – Higher average occupancy – Low denial of payment rates for Medicaid – Strong senior demographic trends – Certificate of need programs 1 Healthcare Portfolio Composition CRE Skilled Nursing Facility By State 1 Includes Physicians and Social/Family Services 22 Combined Healthcare Dollars in millions FL 33% OH 15%NY 12% TX 9% NC 4% VA 3% IN 3% MO 2% All Other 19% Skilled Nursing Facilities 78% Assisted Living 9% Recovery 5% Other 8% 1

$1,774 $1,785 $2,083 $2,149 $1,027 $952 $705 $609 4Q22 4Q23 4Q24 3Q25 Non-Brokered Brokered Reduced Reliance on Brokered Deposits Reduced Reliance on Brokered Deposits Dollars in millions Brokered deposit balances decreased $96 million YTD $418 million reduction from peak $2,801 $2,737 $2,788 $2,757 23

Bankwell Financial Group (Nasdaq: BWFG) 24 $3.2B Total Assets $2.7B Loans $0.29B Equity $2.8B Deposits 1.80% Non-interest Exp / Assets ~165 Employees 8.95% TCE Ratio 10.39% Consolidated CET1 Ratio C&I & CREOO 49% CRE Inv 41% All Other 10% Loans Core 69% Time > $250k 9% Brokered 22% Deposits 1 1 Estimate, pending FRY9C filing.